SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 16, 2004

                                   ----------


                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)





       Delaware                       024996                  13-3645702
    (State or other                (Commission             (I.R.S. employer
    jurisdiction of                file number)           identification no.)
   incorporation or
     organization)




   805 Third Avenue,
New York, New York 10022                                        10022
 (Address of principal                                        (Zip code)
   executive offices)

       Registrant's telephone number, including area code: (212) 271-7640






         (Former name or former address, if changed since last report.)



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ITEM 5.     Other Events and Regulation FD Disclosure

      On March 17, 2004, the Registrant posted its investor presentation and supplemental financial information on its website, www.icc.net. A copy of the investor presentation and supplemental financial information is furnished as
Exhibit 99.2 to this current report. As such, such exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

      Exhibit No.  Description
      -----------  -----------

         99.1 Press Release of Internet Commerce Corporation, dated March 16, 2004.

         99.2      Investor Presentation and Supplemental Financial Information.

ITEM 12.  Results of Operation and Financial Condition.

      On March 16, 2004, the Registrant issued a press release announcing its financial results for the second quarter and six months ended January 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference. As such, such exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 17, 2004

                                    INTERNET COMMERCE CORPORATION



                                    By: /s/ Walter M. Psztur
                                        ------------------------------
                                        Walter M. Psztur
                                        Chief Financial Officer




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

                                  Exhibit Index
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     Exhibit No.   Description
     -----------   -----------

         99.1 Press Release of Internet Commerce Corporation, dated March 16, 2004.

         99.2      Investor Presentation and Supplemental Financial Information.




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